ABERCROMBIE & FITCH REPORTS THIRD QUARTER 2012 RESULTS SALES INCREASE 9% AND NET INCOME INCREASES 40% BOARD OF DIRECTORS DECLARES QUARTERLY DIVIDEND OF $0.175 New Albany, Ohio, November 14, 2012: Abercrombie & Fitch Co. (NYSE: ANF) today reported unaudited results which reflected net income of $71.5 million and net income per diluted share of $0.87 for the thirteen weeks ended October 27, 2012, compared to net income of $50.9 million and net income per diluted share of $0.57 for the thirteen weeks ended October 29, 2011. Mike Jeffries, Chief Executive Officer and Chairman of the Board of Abercrombie & Fitch Co., said: “These significantly improved financial results reflect progress on several fronts over the past quarter. Our US chain store business posted healthy growth on top of a strong quarter a year ago, and we saw sequential trend improvement in our international business. Our principal focus remains to execute against our key strategic initiatives to leverage our iconic brands and to continue to be judicious in our use of our shareholders’ capital to drive long-term shareholder value.” Third Quarter Summary Net sales for the thirteen weeks ended October 27, 2012 increased 9% to $1.170 billion from $1.076 billion for the thirteen weeks ended October 29, 2011. Total U.S. sales, including direct-to-consumer sales, were approximately flat at $818.6 million. Total international sales, including direct-to-consumer sales, increased 37% to $351.1 million. Total Company direct-to-consumer sales, including shipping and handling, increased 20% to $158.3 million. Total comparable store sales for the quarter decreased 3% relative to last year. By brand, comparable store sales decreased 4% for Abercrombie & Fitch, 3% for abercrombie kids, and 1% for Hollister Co. Total sales by brand were $440.0 million for Abercrombie & Fitch, $99.8 million for abercrombie kids and $602.5 million for Hollister Co. Within direct-to-consumer, including shipping and handling revenues, US sales were up 15% and international sales were up 31%. The gross profit rate for the third quarter was 62.5%, 240 basis points higher than last year’s third quarter gross profit rate. The increase in the gross profit rate was driven by a decrease in average unit cost and an international mix benefit, partially off-set by a slight decrease in average unit retail and an adverse effect of exchange rates. Stores and distribution expense, as a percentage of net sales, decreased to 42.5% from 42.9% for the third quarter of last year. The decrease in the stores and distribution rate was primarily the result of lower store pre- opening costs. In addition, prior year stores and distribution expense included approximately $4 million of accelerated depreciation related to the consolidation of the distribution centers. Marketing, general and administrative expense for the third quarter was $123.4 million, compared to $107.8 million during the same period last year. The increase in marketing, general and administrative expense was due to increases in marketing, incentive compensation related expenses, IT and other expenses. The effective tax rate for continuing operations for the thirteen weeks ended October 27, 2012 was 35.5%, compared to 35.8% for the prior year comparable period.

Net income was $71.5 million and net income per diluted share was $0.87 for the thirteen weeks ended October 27, 2012, compared to net income of $50.9 million and net income per diluted share of $0.57 for the comparable period last year. The Company ended the third quarter of fiscal 2012 with approximately $349.7 million in cash and cash equivalents, $19.9 million in current marketable securities and $60.0 million in borrowings under the revolving credit agreement. During the third quarter of Fiscal 2012, the Company repurchased 3.0 million shares of its common stock at an aggregate cost of approximately $104.3 million. As of October 27, 2012, the Company had approximately 19.9 million remaining shares available for purchase under its publicly announced stock repurchase authorizations. During the quarter the Company opened an Abercrombie & Fitch flagship store in Hong Kong, a combined Abercrombie & Fitch and abercrombie kids store in Munich and nine international Hollister Co. chain stores. Subsequent to quarter end, the Company has opened an Abercrombie & Fitch store in Dublin. 2012 Outlook Based on having exceeded its objectives for the third quarter, the Company is now projecting full year diluted earnings per share of approximately $2.85 to $3.00. This projection assumes a mid single digit percentage decrease in comparable store sales for the fourth quarter and a slightly higher gross margin rate for the quarter relative to the year-to-date rate. The projected diluted earnings per share guidance does not include the impact of potential impairment charges or other real estate charges. In addition, the projected earnings per share guidance assumes a full year diluted weighted average share count of approximately 83.1 million shares and does not include the impact of potential share repurchases in the fourth quarter. Other Developments On November 13, 2012, the Board of Directors declared a quarterly cash dividend of $0.175 per share on the Class A Common Stock of Abercrombie & Fitch Co. payable on December 11, 2012 to shareholders of record at the close of business on November 26, 2012. An investor presentation of third quarter results will be available in the “Investors” section of the Company’s website at www.abercrombie.com at approximately 8:00 AM, Eastern Time, today. At the end of the third quarter, the Company operated a total of 1,067 stores. The Company operated 278 Abercrombie & Fitch stores, 154 abercrombie kids stores, 486 Hollister Co. stores and 18 Gilly Hicks stores in the United States. The Company operated 17 Abercrombie & Fitch stores, six abercrombie kids stores, 101 Hollister Co. stores and seven Gilly Hicks stores internationally. The Company operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com, www.hollisterco.com and www.gillyhicks.com. Today at 8:30 AM, Eastern Time, the Company will conduct a conference call. Management will discuss the Company’s performance and its plans for the future and will accept questions from participants. To listen to the conference call, dial (877) 681-3372 and ask for the Abercrombie & Fitch Quarterly Call or go to www.abercrombie.com. The international call-in number is (719) 325-4825. This call will be recorded and made available by dialing the replay number (888) 203-1112 or the international number (719) 457-0820 followed by the conference ID number 4310923 or through www.abercrombie.com. For further information, call: ICR, Inc. Joe Teklits joseph.teklits@icrinc.com 203-682-8258

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Press Release or made by management of A&F involve risks and uncertainties and are subject to change based on various factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The following factors, in addition to those included in the disclosure under the heading " FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 28, 2012, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2012 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this Press Release or otherwise made by management: changes in economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, could have a material adverse effect on our business, results of operations and liquidity; if we are unable to anticipate, identify and respond to changing fashion trends and consumer preferences in a timely manner, and manage our inventory commensurate with customer demand, our sales levels and profitability may decline; fluctuations in the cost, availability and quality of raw materials, labor and transportation, could cause manufacturing delays and increase our costs; equity-based compensation awarded under the employment agreement with our Chief Executive Officer could adversely impact our cash flows, financial position or results of operations and could have a dilutive effect on our outstanding Common Stock; our growth strategy relies significantly on international expansion, which adds complexity to our operations and may strain our resources and adversely impact current store performance; our international expansion plan is dependent on a number of factors, any of which could delay or prevent successful penetration into new markets or could adversely affect the profitability of our international operations; our direct-to- consumer sales are subject to numerous risks that could adversely impact sales; we have incurred, and may continue to incur, significant costs related to store closures; our development of a new brand concept such as Gilly Hicks could have a material adverse effect on our financial condition or results of operations; fluctuations in foreign currency exchange rates could adversely impact our financial condition and results of operations; our business could suffer if our information technology systems are disrupted or cease to operate effectively; comparable store sales may continue to fluctuate on a regular basis and impact the volatility of the price of our Common Stock; our market share may be negatively impacted by increasing competition and pricing pressures from companies with brands or merchandise competitive with ours; our stock price may be volatile and investors may not be able to resell shares of our Common Stock at or above the price paid to acquire the shares; our ability to attract customers to our stores depends, in part, on the success of the shopping malls in which most of our stores are located; our net sales fluctuate on a seasonal basis, causing our results of operations to be susceptible to changes in Back-to-School and Holiday shopping patterns; our inability to accurately plan for product demand and allocate merchandise effectively could have a material adverse effect on our results; our failure to protect our reputation could have a material adverse effect on our brands; we rely on the experience and skills of our senior executive officers, the loss of whom could have a material adverse effect on our business; interruption in the flow of merchandise from our key vendors and international manufacturers could disrupt our supply chain, which could result in lost sales and could increase our costs; we do not own or operate any manufacturing facilities and, therefore, depend upon independent third parties for the manufacture of all our merchandise; our reliance on two distribution centers domestically and two third-party distribution centers internationally makes us susceptible to disruptions or adverse conditions affecting our distribution centers; our reliance on third parties to deliver merchandise from our distribution centers to our stores and direct-to-consumer customers could result in disruptions to our business; we may be exposed to risks and costs associated with credit card fraud and identity theft that would cause us to incur unexpected expenses and loss of revenues; modifications and/or upgrades to our information technology systems may disrupt our operations; our facilities, systems and stores, as well as the facilities and systems of our vendors and manufacturers, are vulnerable to natural disasters, pandemic disease and other unexpected events, any of which could result in an interruption to our business and adversely affect our operating results; our litigation exposure could have a material adverse effect on our financial condition and results of operations; our inability or failure to adequately protect our trademarks could have a negative impact on our brand image and limit our ability to penetrate new markets; fluctuations in our tax obligations and effective tax rate may result in volatility in our operating results; the effects of war or acts of terrorism could have a material adverse effect on our operating results and financial condition; our inability to obtain commercial insurance at acceptable prices or our failure to adequately reserve for self-insured exposures might increase our expenses and adversely impact our financial results; operating results and cash flows at the store level may cause us to incur impairment charges; we are subject to customs, advertising, consumer protection, privacy, zoning and occupancy and labor and employment laws that could require us to modify our current business practices, incur increased costs or harm our reputation if we do not comply; changes in the regulatory or compliance landscape could adversely affect our business and results of operations; our unsecured Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) and our Term Loan Agreement include financial and other covenants that impose restrictions on our financial and business operations; our operations may be affected by regulatory changes related to climate change and greenhouse gas emissions; and compliance with changing regulations and standards for accounting, corporate governance and public disclosure could adversely affect our business, results of operations and reported financial results.

Abercrombie & Fitch Co. Consolidated Statements of Income Thirteen Weeks Ended October 27, 2012 and October 29, 2011 (in thousands, except per share data) (Unaudited) (Unaudited) 2012 % of Net Sales 2011 % of Net Sales Net Sales $ 1,169,649 100.0% $ 1,075,856 100.0 % Cost of Goods Sold 438,082 37.5% 429,334 39.9 % Gross Profit 731,567 62.5% 646,522 60.1 % Total Stores and Distribution Expense 496,942 42.5% 461,683 42.9 % Total Marketing, General and Administrative Expense 123,381 10.5% 107,844 10.0 % Other Operating Income, Net (1,154) (0.1)% (2,855) (0.3)% Operating Income 112,398 9.6% 79,850 7.4 % Interest Expense, Net 1,584 0.1% 533 0.0 % Income Before Taxes 110,814 9.5% 79,317 7.4 % Tax Expense 39,307 3.4% 28,412 2.6 % Net Income 71,507 6.1% 50,905 4.7 % Net Income Per Share Basic $ 0.88 $ 0.59 Diluted $ 0.87 $ 0.57 Weighted-Average Shares Outstanding: Basic 81,669 86,962 Diluted 82,522 89,707

Abercrombie & Fitch Co. Consolidated Statements of Income Thirty-Nine Weeks Ended October 27, 2012 and October 29, 2011 (in thousands, except per share data) (Unaudited) (Unaudited) 2012 % of Net Sales 2011 % of Net Sales Net Sales $ 3,042,274 100.0% $ 2,829,292 100.0 % Cost of Goods Sold 1,139,941 37.5% 1,056,067 37.3 % Gross Profit 1,902,333 62.5% 1,773,225 62.7 % Total Stores and Distribution Expense 1,410,759 46.4% 1,286,108 45.5 % Total Marketing, General and Administrative Expense 351,562 11.6% 325,493 11.5 % Other Operating Income, Net (5,671) (0.2)% (4,146) (0.1)% Operating Income 145,683 4.8% 165,770 5.9 % Interest Expense, Net 4,219 0.1% 2,469 0.1 % Income from Continuing Operation Before Taxes 141,464 4.6% 163,301 5.8 % Tax Expense from Continuing Operations 51,453 1.7% 56,019 2.0 % Net Income from Continuing Operations 90,011 3.0% 107,282 3.8 % Net Income from Discontinued Operations (net of taxes) — — % 796 0.0 % Net Income $ 90,011 3.0% $ 108,078 3.8 % Net Income Per Share from Continuing Operations: Basic $ 1.09 $ 1.23 Diluted $ 1.07 $ 1.19 Net Income Per Share from Discontinued Operations: Basic $ — $ 0.01 Diluted $ — $ 0.01 Net Income Per Share: Basic $ 1.09 $ 1.24 Diluted $ 1.07 $ 1.20 Weighted-Average Shares Outstanding: Basic 82,939 87,170 Diluted 84,049 90,167

Abercrombie & Fitch Co. Consolidated Balance Sheets (in thousands) (Unaudited) (Unaudited) ASSETS October 27, 2012 January 28, 2012 October 29, 2011 Current Assets Cash and Equivalents $ 349,670 $ 583,495 $ 488,341 Marketable Securities 19,903 84,650 — Receivables 91,412 89,350 82,934 Inventories 536,315 569,818 679,341 Deferred Income Taxes 82,835 77,120 55,059 Other Current Assets 81,632 84,342 86,518 Total Current Assets 1,161,767 1,488,775 1,392,193 Property and Equipment, Net 1,313,132 1,197,271 1,237,430 Non-Current Marketable Securities — 14,858 100,334 Other Assets 374,549 347,249 344,876 TOTAL ASSETS $ 2,849,448 $ 3,048,153 $ 3,074,833 LIABILITIES AND SHAREHOLDERS' EQUITY Current Liabilities Accounts Payable and Outstanding Checks $ 165,394 $ 211,368 $ 281,775 Accrued Expenses 358,477 369,073 305,005 Deferred Lease Credits 39,822 41,047 43,181 Borrowings 60,000 — — Income Taxes Payable 74,102 77,918 43,301 Total Current Liabilities 697,795 699,406 673,262 Long-Term Liabilities Deferred Lease Credits 174,736 183,022 192,130 Leasehold Financing Obligations 64,477 57,851 26,321 Other Liabilities 249,672 245,418 251,890 Total Long-Term Liabilities 488,885 486,291 470,341 Total Shareholders' Equity 1,662,768 1,862,456 1,931,230 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,849,448 $ 3,048,153 $ 3,074,833

Abercrombie & Fitch Co.
U.S. Store Count
(Unaudited)
Thirteen Week Period Ended October 27, 2012

Store Activity	Abercrombie & Fitch	abercrombie	Hollister	Gilly Hicks	Total
July 28, 2012	278	154	486	18	936
New	—	—	—	—	—
Closed	—	—	—	—	—
October 27, 2012	278	154	486	18	936

Abercrombie & Fitch Co.
International Store Count
(Unaudited)
Thirteen Week Period Ended October 27, 2012

Store Activity	Abercrombie & Fitch	abercrombie	Hollister	Gilly Hicks	Total
July 28, 2012	15	5	92	7	119
New	2	1	9	—	12
Closed	—	—	—	—	—
October 27, 2012	17	6	101	7	131

Abercrombie & Fitch Co.
U.S. Store Count
(Unaudited)
Thirty-Nine Week Period Ended October 27, 2012

Store Activity	Abercrombie & Fitch	abercrombie	Hollister	Gilly Hicks	Total
January 28, 2012	280	154	494	18	946
New	1	—	—	—	1
Closed	(3)	—	(8)	—	(11)
October 27, 2012	278	154	486	18	936

Abercrombie & Fitch Co.
International Store Count
(Unaudited)
Thirty-Nine Week Period Ended October 27, 2012

Store Activity	Abercrombie & Fitch	abercrombie	Hollister	Gilly Hicks	Total
January 28, 2012	14	5	77	3	99
New	3	1	24	4	32
Closed	—	—	—	—	—
October 27, 2012	17	6	101	7	131